Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Kenneth Cornick, President and Chief Financial Officer of Clear Secure, Inc. (the “Company”), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1. The Annual Report on Form 10-K of the Company for the year ended December 31, 2024 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Clear Secure, Inc.

Date:	February 26, 2025	By:	/s/ Kenneth Cornick
Kenneth Cornick
President and Chief Financial Officer
(Principal Financial Officer)